Loans Payable, Shareholders (Loans Payable [Member])	12 Months Ended
Dec. 31, 2014
Loans Payable [Member]
Loans Payable, Shareholders [Text Block]
Note 8 — Loans Payable, Shareholders

On February 2, 2010, AGRL entered in to an agreement with Messrs. Lam and Vong to provide funding for working capital and to advance funds to the Promoter Companies.  Pursuant to the agreement, the loans will be in an amount not less than $19,300,000 on and after February 2, 2010 (the date of the acquisition of AGRL by Iao Kun), not less than $45,000,000 on and after March 31, 2010 and until the agreement is terminated. This funding commitment terminates at the end of the fiscal quarter that AGRL’s working capital is not less than $100,000,000, exclusive of any working capital provided by Messrs. Lam and Vong.  If at any time the balance exceeds the minimum requirement, Messrs. Lam and Vong may request repayment for the excess amount.

On April 18, 2011, the terms of the loan agreement were amended and the loan amount totaling $60,000,000 ($30,000,000 each to Messrs. Lam and Vong) was fixed, non-interest bearing and due on April 18, 2014.   In conjunction with the loan amendment, the loans are convertible at the option of the lenders at a rate of $20 per Ordinary Share or an aggregate of 3,000,000 Ordinary Shares.  Additionally, should the closing price of the Ordinary Shares as reported by the Nasdaq Stock Market for any ten (10) consecutive Trading Days following the date of amendment equals or exceeds $25, the Company shall have the right to convert all of the loans at a rate of $20 per Ordinary Shares, or an aggregate of 3,000,000 Ordinary Shares.

In conjunction with the rights offering completed in June 2013 (See Note 12), and the regulatory requirements of the Company’s previously planned listing of the Company’s Ordinary Shares on the Hong Kong Stock Exchange, the Company repaid $34,197,930 of the balance of the loans provided by Messrs. Lam and Vong. A total of 3,312,620 Ordinary Shares were issued at $4.50 per share and 6,430,380 were issued at $3.00 per share to reduce the outstanding shareholders loan balance. The balance of $25,802,070 was repaid out of the cash proceeds from the rights offering in July 2013. As a result of the loan repayments, the loans are no longer convertible under these terms.

As of December 31, 2014 and 2013, the amount of the funding advanced to AGRL by Messrs. Lam and Vong was approximately $2,612,490 and $5,809,075, respectively.  Messrs. Lam and Vong also guaranteed to AGRL the repayment of the loans made by AGRL to the Promoter Companies.  Any amounts due to AGRL pursuant to the guaranty provided by Messrs. Lam and Vong could have, at AGRL's election, been offset against amounts owing Messrs. Lam and Vong by AGRL pursuant to the agreement. On June 25, 2014, the loans and related guarantees were terminated. All amounts due as of December 31, 2014 are considered short-term advances and are due on demand.